LIBERTY ALL–STAR® EQUITY FUND

USA

1ST QUARTER MARCH 31, 2015

ALL STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND
Period Ended March 31, 2015 (Unaudited)

Fund Statistics	1st Quarter 2015
Net Asset Value (NAV)	$6.72
Market Price	$5.84
Discount	-13.1%
Distribution*	$0.10
Market Price Trading Range	$5.52 to $6.00
Premium/(Discount) Range	-11.8% to -14.3%

Performance
Shares Valued at NAV with Dividends Reinvested	-0.10%
Shares Valued at Market Price with Dividends Reinvested	-0.70%
Dow Jones Industrial Average	0.33%
Lipper Large-Cap Core Mutual Fund Average	0.91%
NASDAQ Composite Index	3.79%
S&P 500® Index	0.95%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on Form 1099-DIV for 2015.

Returns for the Fund are total returns, which include dividends. Performance returns are net of management fees andother Fund expenses.

The figure shown for the Lipper Large-Cap Core Mutual Fund Average is based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 19.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	April 2015

Although roiled by volatility that took the S&P 500® Index up or down by 1 percent or more 19 times during the first quarter, stocks ended the period little-changed from their December 31 close. The S&P 500® returned 0.95 percent, marking its ninth consecutive quarterly gain. The widely followed Dow Jones Industrial Average gained 0.33 percent, while the technology-focused NASDAQ Composite Index was the best performer, returning 3.79 percent.

A range of factors tended to counterbalance each other over the quarter, leading to the flattish returns. On the positive side, interest rates remained at record low levels and the Federal Reserve indicated that it was in no hurry to raise key short-term rates. In addition, the European Central Bank launched a major stimulus program in an effort to jump start economic growth across the continent. The employment picture continued to improve, with 200,000-plus nonfarm jobs being added in January and February (but just 126,000 in March). At the same time, however, investors had concerns. The dollar rose 13 percent against the euro, making U.S. products more expensive abroad. Related to exchange rates, investors were also concerned that corporate profits in the U.S. would suffer owing to the stronger dollar and, further, would not compare favorably with earlier quarters. Lower oil prices were a mixed blessing: While they bode well for consumers, they will cost jobs, reduce capital spending and impact profits in the energy sector. Finally, like last year, harsh winter weather was seen as a drag on the economy as GDP slowed to 0.2 percent in the first quarter of 2015.

Of relevance for Liberty All-Star® Equity Fund investors, growth stocks outperformed their value counterparts during the quarter. The Russell 1000® Growth Index returned 3.84 percent for the quarter versus -0.72 percent for the Russell 1000® Value Index. As noted below, this served as a modest drag on Fund performance as three of the Fund’s managers practice the value style and two practice the growth style.

Liberty All-Star® Equity Fund
Liberty All-Star® Equity Fund returns were modestly negative for the quarter. The Fund returned -0.10 percent with shares valued at net asset value (NAV) with dividends reinvested and -0.70 percent with shares valued at market price with dividends reinvested. (Fund returns are net of fees.) The Lipper Large-Cap Core Mutual Fund Average returned 0.91 percent. The discount at which Fund shares traded relative to their underlying NAV widened this quarter, ranging from a low of -11.8 percent to a high of -14.3 percent.

Fund returns lagged during January owing to underweights in three outperforming sectors—consumer staples, health care and utilities—but outperformed during the final two months of the quarter. For the quarter, the Fund’s market price performance was hurt by the previously mentioned wider discount to NAV.

In Fund news, the Board of Trustees approved an increase in the Fund’s distribution policy from an annual rate of approximately 6 percent (1.5 percent quarterly) of NAV to approximately 8 percent (2.0 percent quarterly). The increase was adopted primarily to better align the Fund’s distribution rate with historical equity market returns. The first distribution under the new rate is payable on June 15, 2015, to shareholders of record on May 1, 2015. The Fund’s distribution for the first quarter was $0.10. The distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.76 since 1987 (the Fund's first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

First Quarter Report (Unaudited) | March 31, 2015	1

President’s Letter	Liberty All-Star® Equity Fund
(Unaudited)

Absent major economic, financial or geopolitical news, equity market returns belied underlying volatility and showed little change over the course of the three-month period. Regardless of the investment environment, the Fund’s managers will continue to practice their disciplines and we at Liberty All-Star® Equity Fund will remain committed to the best long-term interests of our shareholders. We look forward to updating you once again at mid-year.

Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of April 2015 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views.  These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
March 31, 2015 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015† 1st Quarter	0.10
Total	$23.58

*	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
**	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
†	Effective March 30, 2015, the Fund’s distribution policy increased from an annual rate of approximately 6 percent (1.5 percent quarterly) of net asset value to approximately 8 percent (2 percent quarterly) of net asset value.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2.0 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

First Quarter Report (Unaudited) | March 31, 2015	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
March 31, 2015 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
State Street Corp.	2.19%
JPMorgan Chase & Co.	2.12
Salesforce.com, Inc.	2.11
Citigroup, Inc.	1.78
Google, Inc., Class A & C	1.61
Facebook, Inc., Class A	1.59
SunTrust Banks, Inc.	1.50
Visa, Inc., Class A	1.45
Starbucks Corp.	1.42
MetLife, Inc.	1.27
Marriott International, Inc., Class A	1.26
Hewlett-Packard Co.	1.19
Microsoft Corp.	1.16
American International Group, Inc.	1.15
Amazon.com, Inc.	1.12
QUALCOMM, Inc.	1.11
Morgan Stanley	1.05
Alexion Pharmaceuticals, Inc.	1.02
American Tower Corp.	1.01
Cerner Corp.	1.01
28.12%

Economic Sectors*	Percent of Net Assets
Financials	27.74%
Information Technology	20.09
Consumer Discretionary	17.43
Health Care	12.88
Energy	10.01
Industrials	4.64
Consumer Staples	3.99
Materials	0.75
Utilities	0.07
Other Net Assets	2.40
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
March 31, 2015 (Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the first quarter of 2015.

	Shares
Security Name	Purchases (Sales)	Held as of 3/31/15
Purchases
Mobileye N.V.	161,410	161,410
Royal Caribbean Cruises Ltd.	70,341	70,341
Yelp, Inc.	110,722	110,722

Sales
Fastenal Co.	(143,101)	99,492
Hologic, Inc.	(167,500)	168,900
Lennar Corp., Class A	(118,450)	54,590
Pharmacyclics, Inc.	(30,940)	0
Precision Castparts Corp.	(36,039)	32,223
Rackspace Hosting, Inc.	(100,886)	148,255
Starbucks Corp.	(52,891)	180,791
Trimble Navigation Ltd.	(210,915)	0

First Quarter Report (Unaudited) | March 31, 2015	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund
March 31, 2015 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of March 31, 2015 (Unaudited)

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	37	40	35	43	31	160*	502
Percent of Holdings in Top 10	59%	35%	36%	37%	47%	17%	17%
Weighted Average Market Capitalization (billions)	$37	$76	$101	$68	$76	$73	$134
Average Five-Year Earnings Per Share Growth	13%	10%	16%	22%	23%	17%	13%
Dividend Yield	1.4%	1.9%	2.2%	0.6%	0.6%	1.4%	2.0%
Price/Earnings Ratio**	15x	14x	16x	25x	35x	18x	19x
Price/Book Value Ratio	1.5x	2.0x	2.2x	3.8x	6.2x	2.8x	3.1x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.60%)
CONSUMER DISCRETIONARY (17.43%)
Auto Components (1.06%)
Johnson Controls, Inc.	154,000	$7,767,760
TRW Automotive Holdings Corp.(a)	48,400	5,074,740
		12,842,500
Automobiles (0.51%)
Ford Motor Co.	385,900	6,228,426

Hotels, Restaurants & Leisure (5.17%)
Carnival Corp.	247,850	11,857,144
Chipotle Mexican Grill, Inc.(a)	9,875	6,424,082
Marriott International, Inc., Class A	189,101	15,188,592
McDonald's Corp.	63,000	6,138,720
Royal Caribbean Cruises Ltd.	70,341	5,757,411
Starbucks Corp.	180,791	17,120,908
		62,486,857
Household Durables (1.96%)
Lennar Corp., Class A	54,590	2,828,308
PulteGroup, Inc.	413,529	9,192,750
Taylor Morrison Home Corp., Class A(a)	71,159	1,483,665
Toll Brothers, Inc.(a)	258,677	10,176,353
		23,681,076
Internet & Catalog Retail (2.05%)
Amazon.com, Inc.(a)	36,278	13,499,044
priceline.com, Inc.(a)	9,680	11,268,972
		24,768,016
Media (3.29%)
CBS Corp., Class B	59,019	3,578,322
Comcast Corp., Class A	109,912	6,206,731
The Interpublic Group of Cos., Inc.	128,075	2,833,019
News Corp., Class A(a)	305,600	4,892,656
News Corp., Class B(a)	112,445	1,784,502
Omnicom Group, Inc.	93,825	7,316,474
Time Warner Cable, Inc.	24,956	3,740,405
The Walt Disney Co.	90,298	9,471,357
		39,823,466
Multi-Line Retail (0.75%)
Dollar General Corp.(a)	119,789	9,029,695

Specialty Retail (1.91%)
The Home Depot, Inc.	77,739	8,831,928
Office Depot, Inc.(a)	482,550	4,439,460
Staples, Inc.	297,632	4,846,937

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	7

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
Tiffany & Co.	57,315	$5,044,293
		23,162,618
Textiles, Apparel & Luxury Goods (0.73%)
NIKE, Inc., Class B	46,099	4,625,112
Under Armour, Inc., Class A(a)	52,800	4,263,600
		8,888,712

CONSUMER STAPLES (3.99%)
Beverages (1.01%)
Diageo PLC(b)	28,189	3,116,858
Monster Beverage Corp.(a)	24,900	3,446,035
PepsiCo, Inc.	60,000	5,737,200
		12,300,093
Food & Staples Retailing (1.14%)
Costco Wholesale Corp.	44,775	6,783,189
CVS Health Corp.	68,000	7,018,280
		13,801,469
Food Products (0.60%)
Mead Johnson Nutrition Co.	71,900	7,228,107

Household Products (0.59%)
The Procter & Gamble Co.	87,500	7,169,750

Personal Products (0.65%)
The Estee Lauder Cos., Inc., Class A	94,327	7,844,233

ENERGY (10.01%)
Energy Equipment & Services (2.31%)
Baker Hughes, Inc.	66,300	4,215,354
Schlumberger Ltd.	139,415	11,632,787
Weatherford International Ltd.(a)	988,830	12,162,609
		28,010,750
Oil, Gas & Consumable Fuels (7.70%)
Anadarko Petroleum Corp.	62,372	5,165,025
BP PLC(b)	244,301	9,554,612
Chesapeake Energy Corp.(c)	845,186	11,967,834
Chevron Corp.	58,000	6,088,840
ConocoPhillips	86,500	5,385,490
Devon Energy Corp.	139,559	8,416,803
EOG Resources, Inc.	55,601	5,098,056
Exxon Mobil Corp.	44,775	3,805,875
Murphy Oil Corp.	94,175	4,388,555
Occidental Petroleum Corp.	86,500	6,314,500

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Peabody Energy Corp.(c)	1,192,725	$5,868,207
Royal Dutch Shell PLC, Class A(b)	154,493	9,215,508
SM Energy Co.	54,844	2,834,338
WPX Energy, Inc.(a)	825,256	9,020,048
		93,123,691

FINANCIALS (27.74%)
Banks (0.39%)
First Niagara Financial Group, Inc.	539,370	4,768,031

Capital Markets (6.51%)
Affiliated Managers Group, Inc.(a)	23,772	5,105,750
Ameriprise Financial, Inc.	33,696	4,408,785
The Charles Schwab Corp.	349,919	10,651,534
Franklin Resources, Inc.	117,500	6,030,100
The Goldman Sachs Group, Inc.	34,275	6,442,672
Morgan Stanley	357,175	12,747,576
State Street Corp.	359,846	26,459,476
UBS Group AG(a)	370,400	6,952,408
		78,798,301
Commercial Banks (5.06%)
Barclays PLC(b)	261,781	3,814,149
BB&T Corp.	205,000	7,992,950
Comerica, Inc.	55,614	2,509,860
First Republic Bank	101,737	5,808,165
The PNC Financial Services Group, Inc.	70,666	6,588,898
Regions Financial Corp.	725,353	6,854,586
SunTrust Banks, Inc.	441,478	18,140,331
Wells Fargo & Co.	174,000	9,465,600
		61,174,539
Consumer Finance (2.41%)
American Express Co.	46,000	3,593,520
Capital One Financial Corp.	101,000	7,960,820
Visa, Inc., Class A	268,132	17,538,514
		29,092,854
Diversified Financial Services (5.14%)
Bank of America Corp.	517,200	7,959,708
Citigroup, Inc.	418,729	21,572,918
JPMorgan Chase & Co.	422,320	25,584,146
Voya Financial, Inc.	162,620	7,010,548
		62,127,320
Insurance (6.52%)
ACE Ltd.	84,900	9,465,501

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	9

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
The Allstate Corp.	66,717	$4,748,249
American International Group, Inc.	253,105	13,867,623
Assured Guaranty Ltd.	246,096	6,494,473
Axis Capital Holdings Ltd.	156,000	8,046,480
First American Financial Corp.	110,452	3,940,927
Genworth Financial, Inc., Class A(a)	197,100	1,440,801
The Hartford Financial Services Group, Inc.	238,295	9,965,497
MetLife, Inc.	304,725	15,403,849
Willis Group Holdings PLC	115,350	5,557,563
		78,930,963
Real Estate Investment Trusts (1.30%)
American Tower Corp.	130,160	12,254,564
NorthStar Realty Finance Corp.	158,413	2,870,444
Paramount Group, Inc.	31,582	609,533
Piedmont Office Realty Trust, Inc., Class A	522	9,714
		15,744,255
Real Estate Management & Development (0.41%)
Forest City Enterprises, Inc., Class A(a)	193,469	4,937,329

HEALTH CARE (12.88%)
Biotechnology (3.44%)
Alexion Pharmaceuticals, Inc.(a)	71,188	12,336,880
BioMarin Pharmaceutical, Inc.(a)	60,545	7,545,118
Celgene Corp.(a)	87,530	10,090,458
Gilead Sciences, Inc.(a)	118,492	11,627,620
		41,600,076
Health Care Equipment & Supplies (1.65%)
Baxter International, Inc.	93,875	6,430,438
Hologic, Inc.(a)	168,900	5,577,922
Zimmer Holdings, Inc.	68,000	7,991,360
		19,999,720
Health Care Providers & Services (2.09%)
Catamaran Corp.(a)	159,548	9,499,488
Cigna Corp.	80,500	10,419,920
Envision Healthcare Holdings, Inc.(a)	71,252	2,732,514
Laboratory Corp. of America Holdings(a)	21,175	2,669,956
		25,321,878
Health Care Technology (1.54%)
athenahealth, Inc.(a)(c)	54,000	6,447,060
Cerner Corp.(a)	166,668	12,210,098
		18,657,158

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Life Sciences Tools & Services (1.27%)
Illumina, Inc.(a)	46,800	$8,687,952
Thermo Fisher Scientific, Inc.	49,500	6,649,830
		15,337,782
Pharmaceuticals (2.89%)
Abbott Laboratories	107,925	5,000,165
Actavis PLC(a)	22,995	6,843,772
Johnson & Johnson	66,500	6,689,900
Perrigo Co. PLC	48,365	8,006,826
Teva Pharmaceutical Industries Ltd.(b)	134,200	8,360,660
		34,901,323

INDUSTRIALS (4.64%)
Aerospace & Defense (1.27%)
The Boeing Co.	4,095	614,578
Bombardier, Inc., Class B	795,158	1,574,413
Precision Castparts Corp.	32,223	6,766,830
Textron, Inc.	144,901	6,423,461
		15,379,282
Building Products (0.32%)
Masco Corp.	142,896	3,815,323

Electrical Equipment (0.72%)
Eaton Corp. PLC	129,000	8,764,260

Machinery (1.46%)
Caterpillar, Inc.	64,000	5,121,920
Parker-Hannifin Corp.	52,825	6,274,553
Stanley Black & Decker, Inc.	65,550	6,250,848
		17,647,321
Trading Companies & Distributors (0.55%)
Fastenal Co.	99,492	4,122,451
HD Supply Holdings, Inc.(a)	81,516	2,539,631
		6,662,082
Transportation Infrastructure (0.32%)
Aegean Marine Petroleum Network, Inc.	271,629	3,903,309

INFORMATION TECHNOLOGY (20.09%)
Communications Equipment (1.71%)
Cisco Systems, Inc.	263,000	7,239,075
QUALCOMM, Inc.	193,900	13,445,026
		20,684,101
Computers & Peripherals (1.72%)
Hewlett-Packard Co.	461,400	14,377,224

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	11

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Computers & Peripherals (continued)
Stratasys Ltd.(a)(c)	122,555	$6,468,453
		20,845,677
Electronic Equipment & Instruments (1.16%)
Avnet, Inc.	4,671	207,860
Corning, Inc.	209,425	4,749,759
TE Connectivity Ltd.	127,000	9,095,740
		14,053,359
Internet Software & Services (6.89%)
Alibaba Group Holding Ltd.(a)(b)	46,250	3,849,850
CoStar Group, Inc.(a)	31,459	6,223,534
Equinix, Inc.	33,006	7,685,447
Facebook, Inc., Class A(a)	233,788	19,220,880
Google, Inc., Class A(a)	12,340	6,844,998
Google, Inc., Class C(a)	23,010	12,609,480
LinkedIn Corp., Class A(a)	33,420	8,350,321
Mercadolibre, Inc.	32,076	3,929,952
Pandora Media, Inc.(a)	106,968	1,733,951
Rackspace Hosting, Inc.(a)	148,255	7,648,476
Yelp, Inc.(a)	110,722	5,242,687
		83,339,576
IT Services (0.39%)
Teradata Corp.(a)	106,000	4,678,840

Semiconductors & Semiconductor Equipment (1.52%)
ARM Holdings PLC(b)	139,120	6,858,616
Intel Corp.	200,050	6,255,564
Micron Technology, Inc.(a)	193,619	5,252,883
		18,367,063
Software (6.65%)
FireEye, Inc.(a)(c)	68,772	2,699,301
Microsoft Corp.	344,500	14,005,647
Mobileye N.V.(a)	161,410	6,784,062
Oracle Corp.	191,025	8,242,729
Salesforce.com, Inc.(a)	382,406	25,548,545
ServiceNow, Inc.(a)	115,000	9,059,700
Splunk, Inc.(a)	90,900	5,381,280
Symantec Corp.	372,712	8,708,416
		80,429,680
Technology Hardware & Equipment (0.05%)
Apple, Inc.	4,891	608,587

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of March 31, 2015 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
MATERIALS (0.75%)
Chemicals (0.75%)
Ecolab, Inc.	40,578	$4,641,312
EI du Pont de Nemours & Co.	61,800	4,416,846
		9,058,158

UTILITIES (0.07%)
Electric Utilities (0.07%)
FirstEnergy Corp.	22,865	801,647

TOTAL COMMON STOCKS
(COST OF $933,135,282)		1,180,819,253

	PAR VALUE/ SHARES
SHORT TERM INVESTMENTS (4.10%)
REPURCHASE AGREEMENT (2.33%)
Repurchase agreement with State Street Bank & Trust Co., dated 3/31/15, due 04/01/15 at 0.01%, collateralized by Federal Home Loan Mortgage Corp., 3.00%, 03/15/43, market value of $28,822,730 and par value of $36,880,000.  (Repurchase proceeds of $28,250,008).

(COST OF $28,250,000)	$28,250,000	$28,250,000

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (1.77%)
State Street Navigator Securities Lending Prime Portfolio, 0.16%
(COST OF $21,371,894)	21,371,894	21,371,894

TOTAL SHORT TERM INVESTMENTS
(COST OF $49,621,894)		49,621,894

TOTAL INVESTMENTS (101.70%)
(COST OF $982,757,176)(d)		1,230,441,147

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.70%)		(20,623,940)

NET ASSETS (100.00%)		$1,209,817,207

See Notes to Schedule of Investments.
First Quarter Report (Unaudited) | March 31, 2015	13

Schedule of Investments	Liberty All-Star® Equity Fund
As of March 31, 2015 (Unaudited)

NET ASSET VALUE PER SHARE
(179,951,943 SHARES OUTSTANDING)	$6.72

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan.
(d)	Cost of investments for federal income tax purposes is $990,005,434.

Gross unrealized appreciation and depreciation at March 31, 2015 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$296,358,886
Gross unrealized depreciation	(55,923,173)
Net unrealized appreciation	$240,435,713

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2015 (Unaudited)

Security Valuation
Equity securities, including common stocks and exchange-traded funds are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Prime Portfolio, a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees (the "Board"). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser, ALPS Advisors, Inc. using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact a Fund’s net asset value include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Adviser and/or Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian.

Foreign Securities
The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended March 31, 2015, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

First Quarter Report (Unaudited) | March 31, 2015	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2015 (Unaudited)

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Repurchase Agreements
The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation, including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. These collateral agreements mitigate the counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

Repurchase agreements are entered into by the Fund under a Master Repurchase Agreement (“MRA”) which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due or from the Fund.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. As of March 31, 2015, the market value of securities on loan was $27,675,402, and the total cash collateral and non-cash collateral received was $21,371,894 and $7,600,078, respectively.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
March 31, 2015 (Unaudited)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, exchange-traded funds and registered investment companies are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Repurchase agreements are valued at cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

First Quarter Report (Unaudited) | March 31, 2015	17

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
March 31, 2015 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2015:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,180,819,253	$–	$–	$1,180,819,253
Short Term Investment	–	28,250,000	–	28,250,000
Investment Purchased with Collateral from Securities Loaned	21,371,894	–	–	21,371,894
Total	$1,202,191,147	$28,250,000	$–	$1,230,441,147

*   See Schedule of Investments for industry classifications.

The Fund recognizes transfers between levels as of the end of the period. For the period ended March 31, 2015, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not havse any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification
In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Description of Lipper Benchmark And Market Indicies
March 31, 2015 (Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index
Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 1000® Value Index
Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

S&P 500® Index
A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

First Quarter Report (Unaudited) | March 31, 2015	19

ALL-STAR® EQUITY FUND

USA LISTED NYSE

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*
Edmund J. Burke
George R. Gaspari*
Richard W. Lowry*, Chairman
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Alex J. Marks, Secretary
Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000xxx 11/30/15